CUSTOMER FINANCING PROGRAMS	12 Months Ended
Aug. 31, 2013
CUSTOMER FINANCING PROGRAMS [Abstract]
CUSTOMER FINANCING PROGRAMS
CUSTOMER FINANCING PROGRAMS
Monsanto participates in customer financing programs as follows:

	As of Aug. 31,
(Dollars in millions)	2013	2012
Transactions that Qualify for Sales Treatment
U.S. agreement to sell trade receivables(1)
Outstanding balance	$348	$291
Maximum future payout under recourse provisions	19	17
European agreements to sell trade receivables(2)
Outstanding balance	$44	$34
Maximum future payout under recourse provisions	41	21
Agreements with Lenders(3)
Outstanding balance	$45	$85
Maximum future payout under the guarantee	32	56

The gross amount of receivables sold under transactions that qualify for sales treatment were:

	Gross Amount of Receivables Sold
	Year Ended Aug. 31,
(Dollars in millions)	2013	2012	2011
Transactions that Qualify for Sales Treatment
U.S. agreement to sell trade receivables(1)	$349	$506	$3
European agreements to sell trade receivables(2)	16	62	61

(1)
Monsanto has an agreement in the United States to sell trade receivables up to a maximum outstanding balance of $500 million and to service such accounts. These receivables qualify for sales treatment under the Transfers and Servicing topic of the ASC and, accordingly, the proceeds are included in net cash provided by operating activities in the Statements of Consolidated Cash Flows. The agreement includes recourse provisions and thus a liability is established at the time of sale that approximates fair value based upon the company’s historical collection experience and a current assessment of credit exposure.

(2)
Monsanto has various agreements in European countries to sell trade receivables, both with and without recourse. The sales within these programs qualify for sales treatment under the Transfers and Servicing topic of the ASC and, accordingly, the proceeds are included in net cash provided by operating activities in the Statements of Consolidated Cash Flows. The liability for the guarantees for sales with recourse is recorded at an amount that approximates fair value, based on the company’s historical collection experience for the customers associated with the sale of the receivables and a current assessment of credit exposure.

(3)
Monsanto has additional agreements with lenders to establish programs that provide financing for select customers in the United States, Brazil, Latin America and Europe. Monsanto provides various levels of recourse through guarantees of the accounts in the event of customer default. The term of the guarantee is equivalent to the term of the customer loans. The liability for the guarantees is recorded at an amount that approximates fair value, based on the company’s historical collection experience with customers that participate in the program and a current assessment of credit exposure. If performance is required under the guarantee, Monsanto may retain amounts that are subsequently collected from customers.

In addition to the arrangements in the above table, Monsanto also participates in a financing program in Brazil that allowed Monsanto to transfer up to 1 billion Brazilian reais (approximately $420 million) for select customers in Brazil to a revolving financing program. Under the arrangement, a recourse provision requires Monsanto to cover the first credit losses within the program up to the amount of our investment. The company evaluated its relationship with the entity under the guidance within the Consolidation topic of the ASC and, as a result, the entity has been consolidated. For further information on this topic, see Note 8 — Variable Interest Entities.
There were no significant recourse or non-recourse liabilities for all programs as of Aug. 31, 2013, and 2012. There were no significant delinquent loans for all programs as of Aug. 31, 2013, and 2012.